Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2010
Supplemental Cash Flow Information
Supplemental Cash Flow Information

NOTE 7.  Supplemental Cash Flow Information

(Millions)	2010	2009	2008
Cash income tax payments	$1,509	$834	$1,778
Cash interest payments	201	236	196
Capitalized interest	17	27	28

Individual amounts in the Consolidated Statement of Cash Flows exclude the impacts of acquisitions, divestitures and exchange rate impacts, which are presented separately. “Other — net” in the Consolidated Statement of Cash Flows within operating activities in 2010, 2009 and 2008 includes changes in liabilities related to 3M’s restructuring actions (Note 4).

Transactions related to investing and financing activities with significant non-cash components are as follows:

•                  During 2010, Sumitomo 3M purchased a portion of its shares held by its noncontrolling interest, Sumitomo Electric Industries, Ltd. (SEI), by paying cash of 5.8 billion Japanese Yen and entering into a note payable to SEI of 17.4 billion Japanese Yen. The cash paid as a result of the purchase of Sumitomo 3M shares from SEI was classified as an investing activity in the consolidated statement of cash flows. The remainder of the purchase financed by the note payable to SEI was considered non-cash investing and financing activity in the first quarter of 2010. This is described in Note 6 in the section entitled “Purchase of Subsidiary Shares and Transfers of Ownership Interests Involving Non-Wholly Owned Subsidiaries”.

•                  Also in 2010, as discussed in Note 2, the Company recorded a financed liability of 1.7 billion Japanese Yen related to the A-One acquisition.

•                  During 2009, 3M recorded a capital lease asset and obligation of approximately $50 million related to an IT investment with an amortization period of seven years and contributed $600 million to its U.S. defined benefit pension plan in shares of the Company’s common stock.